UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2017

Ares Management, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36429 (Commission File Number)	80-0962035 (IRS Employer Identification No.)

2000 Avenue of the Stars, 12th Floor Los Angeles, CA	90067
(Address of principal executive offices)	(Zip Code)

(310) 201-4100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Underwriting Agreement

On March 2, 2017, Ares Management, L.P. (the “Partnership”), Ares Management GP LLC, the general partner of the partnership (the “General Partner”), Ares Holdings L.P., Ares Offshore Holdings L.P., Ares Investments L.P., Ares Holdco LLC, AOF Holdco LLC, AI Holdco LLC and AREC Holdings Ltd. (the “Selling Unitholder”) entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters (collectively, the “Underwriters”) for the Selling Unitholder to sell (the “Offering”) 7,500,000 of the Partnership’s Common Units (the “Common Units”), and, at the option of the Underwriters, up to an additional 1,125,000 Common Units. The Offering is expected to close on March 7, 2017. The Underwriting Agreement contains certain customary representations, warranties and agreements by the Partnership, conditions to closing, indemnification rights and obligations of the parties and termination provisions.

The Offering is being made pursuant to a shelf registration statement on Form S-3 filed with the Securities and Exchange Commission on February 27, 2017 (Registration No. 333-216251), a base prospectus, dated February 27, 2017, included as part of the registration statement and a prospectus supplement, dated March 2, 2017 and filed with the Securities and Exchange Commission on March 2, 2017. The Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following document is attached as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description
1.1

Underwriting Agreement, dated as of March 2, 2017, among Ares Management, L.P., Ares Management GP LLC, Ares Holdings L.P., Ares Offshore Holdings L.P., Ares Investments L.P., Ares Holdco LLC, AOF Holdco LLC, AI Holdco LLC, AREC Holdings Ltd., and Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters

99.1	Information Related to Item 14 of the Registration Statement on Form S-3 (Registration No. 333-216251)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES MANAGEMENT, L.P.

	By:	Ares Management GP LLC, its general partner

Date: March 6, 2017	By:	/s/ Michael R. McFerran

		Name:	Michael R. McFerran

		Title:	Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1

Underwriting Agreement, dated as of March 2, 2017, among Ares Management, L.P., Ares Management GP LLC, Ares Holdings L.P., Ares Offshore Holdings L.P., Ares Investments L.P., Ares Holdco LLC, AOF Holdco LLC, AI Holdco LLC, AREC Holdings Ltd., and Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters

99.1	Information Related to Item 14 of the Registration Statement on Form S-3 (Registration No. 333-216251)